SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 19, 2005

CERUS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-21937	68-0262011
(State of jurisdiction)	(Commission File No.)	(IRS Employer Identification No.)

2411 Stanwell Drive

Concord, California 94520

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (925) 288-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On September 19, 2005, Cerus Corporation (“Cerus”) received a payment from MedImmune, Inc. (“MedImmune”) in the amount of $500,000 pursuant to the companies’ April 2004 Collaboration and License Agreement.  The payment represents a development milestone payment earned by Cerus upon the companies’ joint selection of a lead candidate for a vaccine strain targeting EphA2, an antigen overexpressed in breast, prostate and colon cancers, as well as metastatic melanoma.  The vaccine being developed uses Cerus’ Listeria monocytogenes vaccine platform and MedImmune’s EphA2 cancer antigen.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERUS CORPORATION

Dated:	September 26, 2005	By:	/s/ William J. Dawson
William J. Dawson
Vice President, Finance and Chief
Financial Officer